MML SERIES INVESTMENT FUND

Supplement dated March 9, 2009 to the

Prospectuses dated May 1, 2008 and May 1, 2008, revised as of September 2, 2008

This supplement provides new and additional information beyond that contained in the Prospectuses and any previous supplements. It should be retained and read in conjunction with the Prospectuses and any previous supplements.

Important Notice Regarding Change in Investment Policy

The 80% test relating the name of the MML Large Cap Growth Fund to its principal investments, as required by Rule 35d-1 under the Investment Company Act, has been changed as described below. These changes will take effect May 8, 2009.

The following information replaces the information found in the first paragraph of the section titled Principal Investment Strategies and Risks on page 22:

MML Large Cap Growth Fund

Principal Investment Strategies and Risks:

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of large capitalization companies. Large capitalization companies are defined as those companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 1000® Growth Index. As of January 31, 2009, the range of capitalization of companies in the Russell 1000 Growth Index was $37.19 million to $380.56 billion. The Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”), will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the index. AllianceBernstein may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

Effective immediately, the following information supplements similar information found on pages 63 and 64 for Capital Guardian Trust Company (“Capital Guardian”) in the section titled About the Investment Adviser and Sub-Advisers:

David S. Lee

is a portfolio manager of the MML Asset Allocation Fund. Mr. Lee is a Vice President of Capital International Research, Inc. and Capital Guardian with fixed-income corporate portfolio management responsibilities and research responsibilities for the brokerage, media, and paper industries. Mr. Lee joined Capital Guardian in 2001 after two years as a Vice President and credit analyst of Pacific Investment Management Company. He is based in Los Angeles.

The information for Christine Cronin and Jim Kang is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RS2972-08-06